Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Granite Broadcasting Corporation (the Company) on Form10-Q for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the Form 10-Q), we, W. Don Cornwell and Lawrence I. Wills, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(i)                   the Form 10-Q fully complies, in all material respects, with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(ii)                the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: May 15, 2006

/s/ W. DON CORNWELL
W. Don Cornwell
Chief Executive Officer

/s/ LAWRENCE I. WILLS
Lawrence I. Wills
Chief Financial Officer